THIRD OMNIBUS AMENDMENT,

AGREEMENT AND CONSENT

(Apple Ridge)

THIS Third Omnibus Amendment, Agreement and Consent (this "Agreement") is entered into this 12th day of May, 2006 for the purpose of making amendments to the documents described in this Agreement.

WHEREAS, this Agreement is among (i) Cendant Mobility Services Corporation, a Delaware corporation ("CMSC"), (ii) Cendant Mobility Financial Corporation, a Delaware Corporation ("CMF"), (iii) Apple Ridge Services Corporation, a Delaware corporation ("ARSC"), (iv) Cendant Mobility Client-Backed Relocation Receivables Funding LLC, a limited liability company organized under the laws of the State of Delaware (the "Issuer"), (v) JPMorgan Chase Bank, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"), (vi) The Bank of New York, a New York state banking corporation (the "Paying Agent"), as paying agent, authentication agent and transfer agent and registrar, (vii) the Conduit Purchasers, Committed Purchasers and Managing Agents party to the Note Purchase Agreement defined below, and (viii) Calyon Corporate and Investment Bank, as Administrative Agent and Lead Arranger (the "Administrative Agent").

WHEREAS, this Agreement relates to the following documents (as such documents may previously have been amended by that certain Omnibus Amendment, Agreement and Consent dated December 20, 2004, that certain Second Omnibus Amendment, Agreement and Consent dated January 31, 2005, that certain Omnibus Amendment dated as of April 7, 2005, and that certain Amendment, Agreement and Consent dated January 30, 2006):

--Purchase Agreement dated as of April 25, 2000 (the "Purchase Agreement") by and between CMSC, as originator and CMF, as buyer;

--Receivables Purchase Agreement dated as of April 25, 2000 (the "Receivables Purchase Agreement") by and between CMF, as originator and seller and ARSC, as buyer;

--Transfer and Servicing Agreement dated as of April 25, 2000 (the "Transfer and Servicing Agreement") by and between ARSC, as transferor, CMSC, as originator and servicer, CMF, as originator, the Issuer, as transferee and the Indenture Trustee;

--Master Indenture dated as of April 25, 2000 (the "Master Indenture") among the Issuer, the Indenture Trustee and the Paying Agent;

--Indenture Supplement dated as of January 31, 2005 (the "Indenture Supplement") among the Issuer, the Indenture Trustee and the Paying Agent;

--Note Purchase Agreement dated as of January 31, 2005 (the "Note Purchase Agreement") among the Issuer, CMSC, as servicer, the Conduit Purchasers, Committed Purchasers and Managing Agents party thereto, and the Administrative Agent; and

--those documents listed on Attachment D;

WHEREAS, the Purchase Agreement, Receivables Purchase Agreement, Transfer and Servicing Agreement, Master Indenture, Indenture Supplement, Note Purchase Agreement and those documents listed on Attachment D are, in this Agreement, collectively the "Affected Documents";

WHEREAS, the parties hereto wish to consent to the name changes of CMSC, CMF and the Issuer, as further described below;

WHEREAS, Cendant Corporation ("Cendant") has announced its desire to spin off several new entities, including a new entity named Realogy Corporation ("Realogy"), which at the time of the spin off shall be the new parent (either directly or indirectly) of ARSC, CMF, CMSC and the Issuer (the "Spin Off");

WHEREAS, the parties hereto wish to consent to the Spin Off, and to the release of Cendant and Cendant Real Estate Services Group LLC ("CRESG") as Performance Guarantors; provided, that Realogy shall execute a new performance guaranty (the "Realogy Guaranty");

WHEREAS, certain aspects of the proposed name changes and the Spin Off are currently not permitted by the Affected Documents;

WHEREAS, terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement, and, if not defined therein, as defined in the Master Indenture.

NOW, THEREFORE, the parties hereto hereby recognize and agree:

  Effective upon the dates specified below, the parties hereto hereby agree as follows:
    Effective upon the date that the conditions specified in Section 16(a) hereof have been satisfied (the "Amendment Effective Date"), the parties hereby agree as follows:
      The Managing Agents and the Investors (each as defined in the Note Purchase Agreement) hereby consent to the following name changes (the "Name Changes"): (a) Cendant Mobility Services Corporation shall change its name to "Cartus Corporation", (b) Cendant Mobility Financial Corporation shall change its name to "Cartus Financial Corporation", and (c) Cendant Mobility Client-Backed Relocation Receivables Funding LLC shall change its name back to "Apple Ridge Funding LLC".
      Each of CMSC, CMF and the Issuer agrees to provide to the Administrative Agent the following documents concurrently with the effectiveness of the Name Changes (each to be in form and substance reasonably acceptable to the Administrative Agent):
        Copies of the certificates of incorporation or formation, bylaws and limited liability company agreement evidencing its Name Change including evidence of the filing of the amendments to the certificates of incorporation and certificate of formation; and
        Copies of the amendments to each UCC financing statement related to the Transaction Documents and the Affected Documents which is affected by its Name Change, filed with the appropriate state offices.
      Each of CMSC, CMF and the Issuer agrees to provide to the Administrative Agent an opinion of Richards, Layton & Finger as to perfection matters with respect to it if the Spin Off Effective Date shall not have occurred by June 30, 2006.
    The parties hereto hereby agree that upon the effectiveness of the Name Changes, (x) each reference in the Transaction Documents and the Affected Documents to "Cendant Mobility Services Corporation" or to "CMSC" or "Cendant Mobility" is amended to replace such reference with a reference to Cartus Corporation or "Cartus," respectively, (y) each reference in the Transaction Documents and the Affected Documents to "Cendant Mobility Financial Corporation" or "CMF" is amended to replace such reference with a reference to Cartus Financial Corporation or "CFC," respectively, and (z) each reference in the Transaction Documents and the Affected Documents to "Cendant Mobility Client-Backed Relocation Receivables Funding LLC" is amended to replace such reference with a reference to Apple Ridge Funding LLC. Notwithstanding any statement to the contrary contained in any Affected Document, no representation, warranty or covenant in any Affected Document shall be deemed to be breached or violated solely as a result of the Name Changes or the execution or filing of any amendments to the certificates of incorporation or formation, bylaws or limited liability company agreements of the entities named in this Section 1 which are put into place solely for the purpose of effecting the Name Changes.
  Effective upon the date that the conditions specified in Sections 16(a) and 16(b) hereof have been satisfied (such date, the "Spin Off Effective Date"), the Issuer, the Managing Agents, the Conduit Purchasers, the Committed Purchasers, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar hereby consent to (i) the change of ownership of CMSC and its subsidiaries (including CMF, ARSC and the Issuer) from Cendant to Realogy and (ii) the release of Cendant and CRESG as Performance Guarantors under the respective Performance Guarantees executed by Cendant and CRESG.
    the Issuer, CMF, the Managing Agents, the Conduit Purchasers, the Committed Purchasers, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar hereby:
      release and discharge Cendant completely and unconditionally from all obligations and liabilities under the Performance Guaranty dated as of April 25, 2000 executed by PHH Corporation in favor of CMF and Apple Ridge Funding LLC and assigned to and assumed by Cendant by that certain Assignment and Assumption Agreement Relating to Performance Guaranty entered into on December 20, 2004 between PHH Corporation and Cendant (the Performance Guaranty together with the Assignment and Assumption Agreement Relating to Performance Guaranty are, collectively, the "Cendant Performance Guaranty");
      release and discharge CRESG completely and unconditionally from all obligations under the Performance Guaranty dated as of January 31, 2005 executed by CRESG in favor of CMF and the Issuer (the "CRESG Performance Guaranty"); and
      agree that on the Spin Off Effective Date, the Realogy Guaranty shall be and hereby is substituted for both the Cendant Performance Guaranty and the CRESG Performance Guaranty and both of the Cendant Performance Guaranty and the CRESG Performance Guaranty shall be and hereby are declared to be satisfied in full, cancelled and of no further force and effect.
  Effective upon the Amendment Effective Date, the Purchase Agreement is hereby amended as follows:
    Clause (a)(v) of the definition of "Eligible Contract" in Appendix A is hereby amended to delete the reference to "65 days" and to replace the phrase "90 days" therefor.
    Schedule 6.1(s) is hereby deleted and a new Schedule 6.1(s) is attached hereto as Attachment A.
  Effective upon the Spin Off Effective Date, the Purchase Agreement is hereby amended as follows:
    Section 7.2(a) (regarding delivery of financial statements) is hereby amended (x) to delete each reference therein to "Cendant" and substitute therefor the phrase "the Performance Guarantor" and (y) to delete clause (iii) thereof.
    Section 7.3(j) is hereby amended to delete therefrom the phrase "CRESG, Cendant or any Affiliate thereof" and to substitute therefore the phrase "the Performance Guarantor or any Affiliate thereof."
    Section 7.4(a)(ix) is hereby amended to delete therefrom the phrase "of even date herewith" and to substitute the phrase "dated as of the date Realogy Corporation ceases to be a wholly owned Subsidiary of Cendant Corporation" therefor.
    Section 9.1(c) is hereby amended to delete clauses (ii) and (iii) thereof in their entirety and substitute therefor the following "(ii) the Performance Guarantor shall fail to make any required payment under its Performance Guaranty and such failure shall remain unremedied for one Business Day or (iii) the Performance Guarantor shall otherwise fail to perform under its Performance Guaranty".
    Section 9.1(d) is hereby amended to delete therefrom the phrase "either Performance Guarantor" and substitute therefor the phrase "the Performance Guarantor".
    Section 9.1(g) is hereby amended to delete therefrom the phrase "or either of the Performance Guarantees" and to substitute therefor the phrase "or the Performance Guaranty."
    Section 11.17 is hereby amended to delete Section 11.17 in its entirety and to substitute the following therefor:

    Section 11.17 Confidentiality. The Buyer agrees to maintain the confidentiality of any information regarding the Originator, Cendant Corporation, Realogy and PHH obtained in accordance with the terms of this Agreement that is not publicly available; provided, however, that the Buyer may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of this Agreement or its funding of Purchases under this Agreement or (b) as required by law, government regulation, court proceeding or subpoena. Notwithstanding anything herein to the contrary, none of the Originator, Cendant Corporation, Realogy or PHH shall have any obligation to disclose to the Buyer or its assignees any personal and confidential information relating to a Transferred Employee.

    Appendix A is hereby amended to delete the definitions of "Cendant," "Cendant Guarantee," "CRESG," and "CRESG Guarantee" and to add the following new definition in the appropriate alphabetical order:

    "Realogy" shall mean Realogy Corporation, a Delaware corporation, and any successors thereto.

    The definition of "Cartus Collections" in Appendix A is hereby amended to delete therefrom the phrase "from either Performance Guarantor in respect of any payments made by such Performance Guarantor as guarantor of the obligations of CMSC under the Performance Guarantee executed by it;" and to substitute therefor the phrase "from Performance Guarantor in respect of any payments made by Performance Guarantor as guarantor of the obligations of Cartus under the Performance Guaranty executed by it;".
    The definition of "Performance Guarantee" in Appendix A is hereby deleted in its entirety and the following is substituted therefor:

    "Performance Guaranty" shall mean that certain performance guarantee dated as of May 12, 2006, executed by the Performance Guarantor in favor of the Buyer and the Issuer.

    The definition of "Performance Guarantor" in Appendix A is hereby deleted in its entirety and the following is substituted therefor:

    "Performance Guarantor" shall mean Realogy.

    The definition of "Transaction Documents" in Appendix A is hereby amended to delete therefrom the phrase "the Performance Guarantees" and to substitute therefor the phrase "the Performance Guaranty."
  Effective as of the Amendment Effective Date, the Receivables Purchase Agreement is hereby amended as follows:
    Schedule 6.1(q) is hereby deleted and a new Schedule 6.1(q) is attached hereto as Attachment B.
  Effective as of the Spin Off Effective Date, the Receivables Purchase Agreement is hereby amended as follows:
    Section 2.1(a)(i) is hereby amended to delete therefrom the phrase "the Performance Guarantees" and to substitute therefor the phrase "the Performance Guaranty."
    The definition of "CFC Collections" is hereby amended to delete clause (g) thereof in its entirety and to substitute the following therefor:

    from the Performance Guarantor in respect of any payments made by the Performance Guarantor as guarantor of the obligations of the Originator or the Servicer under the Performance Guaranty executed by it.

    The definition of "CFC Pool Asset" is hereby amended to delete from clause (b) thereof the phrase "the Performance Guarantees" and to substitute therefor the phrase "the Performance Guaranty."
    The definition of "Transaction Documents" is hereby amended to delete therefrom the phrase "the Performance Guarantees" and substitute therefor the phrase "the Performance Guaranty".
    Section 7.2(a) (regarding delivery of financial statements) is hereby amended (x) to delete each reference therein to "Cendant" and substitute therefor the phrase "the Performance Guarantor".
    Section 7.4(a)(ix) is hereby amended to delete therefrom the phrase "of even date herewith" and to substitute the phrase "dated as of the date Realogy Corporation ceases to be a wholly owned Subsidiary of Cendant Corporation" therefor.
    Section 9.1(c) is hereby amended to delete clauses (iii) and (iv) thereof in their entirety and substitute therefor the following "(iii) the Performance Guarantor shall fail to make any required payment under its Performance Guaranty and such failure shall remain unremedied for one Business Day or (iv) the Performance Guarantor shall otherwise fail to perform under its Performance Guaranty".
    Section 9.1(d) is hereby amended to delete therefrom the phrase "either Performance Guarantor" and substitute therefor the phrase "the Performance Guarantor".
    Section 9.1(g) is hereby amended to delete therefrom the phrase "or either of the Performance Guarantees" and substitute therefor the phrase "or the Performance Guaranty".
    Section 11.18 is hereby deleted in its entirety and the following is substituted therefor:

  Section 11.18 Confidentiality. ARSC agrees to maintain the confidentiality of any information regarding Cendant Mobility Services Corporation, Cartus, the Seller, Cendant Corporation, Realogy and PHH obtained in accordance with the terms of this Agreement that is not publicly available; provided, however, that ARSC may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of this Agreement or its funding of Purchases under this Agreement or (b) as required by law, government regulation, court proceeding or subpoena. Notwithstanding anything herein to the contrary, none of Cendant Mobility Services Corporation, Cartus, the Seller, Cendant Corporation, Realogy or PHH shall have any obligation to disclose to ARSC or its assignees any personal and confidential information relating to a Transferred Employee.

  Effective as of the Amendment Effective Date, the Master Indenture is hereby amended as follows:
    The definition of "Excess Longer Term Receivable Amount" in Section 1.01 is hereby amended to delete the reference to "35 days" and to substitute the phrase "60 days" therefor.
  Effective as of the Spin Off Effective Date, the Master Indenture is hereby amended as follows:
    The Granting Clause is hereby amended to delete therefrom the phrase "the Performance Guarantees" and substitute therefor the phrase "the Performance Guaranty".
    The definition of "Transaction Documents" in Section 1.01 is hereby amended to delete therefrom the phrase "the Performance Guarantees" and substitute therefor the phrase "the Performance Guaranty".
    Section 3.06(e) is hereby amended to delete therefrom the phrase "or either Performance Guarantor of its obligations under the Performance Guarantee executed by it" and substitute therefor the phrase "or the Performance Guarantor of its obligations under the Performance Guaranty executed by it".
  Effective as of the Amendment Effective Date, the Transfer and Servicing Agreement is hereby amended as follows:
    Section 1.01 is hereby amended to delete the definition of "Reported EBITDA" and to substitute therefor the following definition:

  "Reported EBITDA" shall mean the consolidated income of Realogy from continuing operations before non-program related depreciation and amortization, non-program related interest, amortization of pendings and listings, income taxes and minority interest as reported initially in the Form 10 filed by Realogy with the Securities and Exchange Commission and, at such time as Realogy has filed a Form 10-Q or a Form 10-K which contains twelve months of non-pro forma financial or operational information for Realogy, as reported in Realogy's consolidating financial statements filed under such Form 10-K for the most recent fiscal year preceding such 10-K filing, and under such Form 10-Q for the period from the beginning of the most recent fiscal year through the end of the fiscal quarter preceding such 10-Q filing.

  Effective as of the Spin Off Effective Date, the Transfer and Servicing Agreement is hereby amended as follows:
    Section 2.05(e)(ix) is hereby amended to delete therefrom the phrase "of even date herewith" and to substitute the phrase "dated May 12, 2006" therefor.
    Section 3.01(b) is hereby amended to delete therefrom the phrase "any Affiliates of Cendant" and substitute therefor the phrase "any Affiliates of Realogy".
    Section 5.02 is hereby amended to delete therefrom the phrase "the Performance Guarantees" and substitute therefor the phrase "the Performance Guaranty".
    Section 7.05 is hereby amended to delete therefrom the phrase "any of its Affiliates that is a direct or indirect wholly owned subsidiary of the Performance Guarantors, subject to reaffirmation by each Performance Guarantor of its Performance Guarantee with respect to such Successor Servicer" and substitute therefor the phrase "any of its Affiliates that is a direct or indirect wholly owned subsidiary of the Performance Guarantor, subject to reaffirmation by the Performance Guarantor of its Performance Guaranty with respect to such Successor Servicer".
    Section 9.01 is hereby amended to delete clauses (e) and (f) in their entirety and to substitute therefor the following sub-clauses (e) and (f):

    "(e) the Performance Guaranty shall cease to be in full force and effect for any reason other than in accordance with its terms; or

    (f) as of the end of any fiscal quarter, commencing with the first fiscal quarter ended after the date Realogy ceased to be a wholly owned subsidiary of Cendant Corporation, Realogy shall fail to have maintained a Reported EBITDA of at least $750,000,000 calculated for the twelve-month period then ending; provided, that for the first twelve months after such date Realogy ceased to be a wholly owned subsidiary of Cendant Corporation, Reported EBITDA shall be calculated on a pro forma basis consistent with such number as reported in Realogy's Form 10;"

    Section 11.12 is hereby deleted in its entirety and the following is substituted therefor:

  Section 11.12 Confidentiality <*> . The Issuer and the Transferor each agree to maintain the confidentiality of any information regarding Cendant Mobility Services Corporation, Cartus, Cendant Corporation, Realogy and PHH obtained in accordance with the terms of this Agreement that is not publicly available; provided, however, that the Issuer or the Transferor may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of this Agreement or the Issuer's issuance of Notes under the Indenture or (b) as required by law, government regulation, court proceeding or subpoena. Notwithstanding anything herein to the contrary, none of Cendant Mobility Services Corporation, Cartus, Cendant Corporation, Realogy nor PHH shall have any obligation to disclose to the Issuer or its assignees and assigns any personal and confidential information relating to a Transferred Employee.

  Effective as of the Amendment Effective Date, the Note Purchase Agreement is hereby amended as follows:
    The definition of "Commitment Termination Date" is hereby amended to delete the date "May 30, 2006" and to substitute the date "May 11, 2007" therefor.
  Effective as of the Spin Off Effective Date, the Note Purchase Agreement is hereby amended as follows:
    Section 1.01 is hereby amended to delete the definitions of "Cendant" and "CRESG."
    Section 1.01 is hereby amended to add the following definition in the appropriate alphabetical order:

    "Realogy" shall mean Realogy Corporation, a Delaware corporation, and its successors.

    Section 3.02 is hereby amended to delete the reference to "Cendant" and to substitute "Realogy" therefor.
    Clauses (c)(i), (c)(ii) and (c)(iii) of Section 5.01 is hereby amended to delete each reference to "Cendant" and to substitute "Realogy" therefor.
    The word "and" is hereby added to the end of clause (c)(iv) of Section 5.01.
    Clauses (c)(vi) and (c)(vii) of Section 5.01 are hereby deleted.
    The last paragraph of Section 5.01(c) is hereby deleted and the following is substituted therefor:

    As long as Realogy is required or permitted to file reports under the Securities Exchange Act of 1934, as amended, a copy of its Form 10 registration statement, or a copy of its most recent report on Form 10-K shall satisfy the requirements of Section 5.01(c)(ii) of this Agreement and a copy of its Form 10 or its most recent report on Form 10-Q shall satisfy the requirements of Section 5.01(c)(i) of this Agreement. Information required to be delivered pursuant to Section 5.01(c)(i), (ii) and (iii) shall be deemed to have been delivered on the date on which it has been posted on (i) Realogy's website on the Internet at www.realogy.com or (ii) sec.gov/edgar/searchedgar/webusers.htm.

    Section 5.01(e)(iv) is hereby amended to delete the reference to "the Servicer, Cendant or CRESG" and to substitute the phrase "the Servicer or Realogy" therefor.
    Section 5.01(f)(iv) is hereby amended to delete the reference to "any of the Servicer, Cendant or CRESG" and to substitute the phrase "any of the Servicer or Realogy" therefor.
    Section 6.03 is hereby amended to delete the reference to "Cendant, CRESG" and to substitute the word "Realogy" therefor.
    Section 7.11 is hereby deleted and the following is substituted therefor:

  SECTION 7.11. Confidentiality. Each Purchaser, Managing Agent and the Administrative Agent agree to maintain the confidentiality of any and all information regarding the Originator, Cendant, Cendant Mobility Services Corporation, Cendant Mobility Financial Corporation, ARSC, Cartus, Cartus Financial Corporation, the Issuer, Realogy and CRESG obtained in accordance with the terms of this Agreement or provided to the Managing Agents and the Administrative Agent in contemplation of entering into this Agreement and that is, in either such case, not publicly available (including, without limitation, financial and operational information and reports concerning the above-described parties and/or the Receivables); provided, however, that any Purchaser, Managing Agent and/or the Administrative Agent may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of this Agreement or such Purchaser's funding of its purchase of a Series 2005-1 Note hereunder, (b) as required by law, government regulation, court proceeding or subpoena, (c) to applicable Rating Agencies, any Liquidity Provider, Program Support Provider, participant, assignee or potential Liquidity Provider, Program Support Provider, participant or assignee or (d) to legal counsel and auditors of such Purchaser and the Administrative Agent. Notwithstanding anything herein to the contrary, none of the Originator, Cendant, Cendant Mobility Services Corporation, Cendant Mobility Financial Corporation, ARSC, Cartus, Cartus Financial Corporation, the Issuer, Realogy or CRESG shall have any obligation to disclose to any Purchaser, Managing Agent or the Administrative Agent or their assignees any personal and confidential information relating to a Transferred Employee. Anything herein to the contrary notwithstanding, each party hereto and any successor or assign of any of the foregoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

  Effective as of the Amendment Effective Date, the Indenture Supplement is hereby amended as follows:
    Clause (a)(i)(A)(1) of the definition of "Yield Reserve" is hereby amended to delete the reference to "2.25" and to substitute the figure "1.25" therefor.
  Effective as of the Spin Off Effective Date, the Indenture Supplement is hereby amended as follows:
    Section 2.01 is hereby amended to delete the definition of "CRESG."
    Section 2.01 is hereby amended to add the following definition in the appropriate alphabetical order:

    "Realogy" shall mean Realogy Corporation, a Delaware corporation, and its successors.

    Clause (y) of the definition of "Change in Control" in Section 2.01 is hereby deleted in its entirety and the following is substituted therefor:

    (y) any of Cartus, CFC, the Transferor or the Issuer ceases to be a wholly owned subsidiary of Realogy.

    Section 6.01(u) is deleted in its entirety and the following is substituted therefor:

  (u) an Event of Bankruptcy shall occur with respect to the Issuer, the Transferor, Realogy, Cartus or CMF; or

  Each of the parties to this Agreement agree that on the Spin Off Effective Date, the Cendant Performance Guaranty and the CRESG Performance Guaranty are each released and discharged as provided in Section 2 of this Agreement. In recognition thereof, following the Spin Off Effective Date, the Indenture Trustee, upon the written direction of the Administration Agent, CMF and the Issuer, shall mark a copy of each of the Cendant Performance Guaranty and the CRESG Performance Guaranty as discharged and cancelled and deliver such copies to Cendant and to CRESG, respectfully, for their files.
  Conditions Precedent.
    The Amendment Effective Date shall occur upon satisfaction of the following conditions precedent: the Indenture Trustee shall have previously received (a) counterparts of the signature pages hereto executed by all parties hereto, (b) counterparts of the signature pages to the amended and restated Fee Letter (as defined in the Indenture Supplement) executed by all parties thereto, and (c) the consent of the Majority Investors to the execution of this Agreement, which consent shall be evidenced by their execution of the signature pages attached to this Agreement.
    The Spin Off Effective Date shall occur upon satisfaction of the following conditions precedent:
      The Administrative Agent shall have received counterparts of the signature pages executed by all parties to the following documents (each such document substantially in the form of the most recent drafts submitted to the Administrative Agent):
        Tax Sharing Agreement among Realogy, ARSC and the Issuer; and
        Performance Guaranty executed by Realogy.
      The Administrative Agent shall have received, prior to or concurrent with the Spin Off, copies of the following documents and approvals:
        Written notice from Realogy that the Securities and Exchange Commission has declared the Form 10 of Realogy effective;
        Opinions of counsel to Realogy, CMF, CMSC, ARSC and the Issuer, in the forms attached hereto as Attachment C;
        Copies of (i) the letter dated April 7, 2006 from Moody's Investors Service assigning a rating of Baa2 to long-term obligations of Realogy and (ii) the letter dated April 7, 2006 from Standard & Poor's assigning a rating of BBB to long-term obligations of Realogy; and
        The Spin Off shall have occurred.

  For the purposes of the signature pages hereto, the term "Investor" is synonymous with the term "Noteholder" as defined in the Master Indenture.

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
  Upon the effectiveness of this Agreement: (i) all references in any Affected Document to "this Agreement", "hereof", "herein" or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Agreement; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Agreement; and (iii) each reference in any Transaction Document to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Agreement; provided, that, notwithstanding the foregoing or any other provisions of this Agreement , the amendments contained in this Agreement shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under the Purchase Agreement, Receivables Purchase Agreement or Transfer and Servicing Agreement with respect to Receivables transferred or purported to have been transferred thereunder prior to the Spin Off Effective Date, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to the Purchase Agreement prior to the Spin Off Effective Date.
  This Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Document, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
  By its signature hereto each of the investors signing hereto as an Investor (constituting all of the Investors in Series 2005-1) hereby direct the Indenture Trustee to agree, consent to and accept this Agreement.
  The Issuer represents and warrants that the Cendant Mobility Client-Backed Relocation Receivables Funding LLC Secured Variable Funding Notes, Series 2005-1 (the "Series 2005-1 Notes") are the only Notes outstanding under the Master Indenture. Each Conduit Purchaser party hereto represents and warrants that (i) they are the beneficial owners of the Series 2005-1 Notes currently outstanding; (ii) it is duly authorized to consent to this Agreement and to direct the Indenture Trustee as set forth herein; and (iii) its authorization has not been granted or assigned to any other person or entity.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CENDANT MOBILITY SERVICES CORPORATION

By: /s/ David M. Rapp_______

Name: David M. Rapp

Title: Vice President

CENDANT MOBILITY FINANCIAL CORPORATION

By: /s/ David M. Rapp_______

Name: David M. Rapp

Title: Vice President

APPLE RIDGE SERVICES CORPORATION

By: /s/ David M. Rapp_______

Name: David M. Rapp

Title: Vice President

CENDANT MOBILITY CLIENT-BACKED RELOCATION RECEIVABLES FUNDING LLC

By: /s/ David M. Rapp_______

Name: David M. Rapp

Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By: /s/ Jame P. Bowden____________

Name: James P. Bowden

Title: Assistant Treasurer

THE BANK OF NEW YORK,

as Paying Agent

By: /s/ Catherine Murray___________

Name: Catherine Murray

Title: Assistant Vice President

The undersigned hereby consent to the execution of the above Amendment:

CALYON CORPORATE AND INVESTMENT BANK, as Administrative Agent

and a Managing Agent

By: /s/ Kostantina Kourmpetis_______

Name: Kostantina Kourmpetis

Title: Managing Director

By: /s/ Anthony Brown_____________

Name: Anthony Brown

Title: Vice President

CALYON NEW YORK BRANCH,

as a Committed Purchaser

By: /s/ Kostantina Kourmpetis_______

Name: Kostantina Kourmpetis

Title: Managing Director

By: /s/ Anthony Brown_____________

Name: Anthony Brown

Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By: /s/ Kostantina Kourmpetis_______

Name: Kostantina Kourmpetis

Title: Managing Director

By: /s/ Anthony Brown_____________

Name: Anthony Brown

Title: Vice President

HARRIS NESBITT CORP., as a Managing Agent

By: /s/ Brian T. Zaban_____________

Name: Brian T. Zaban

Title: Vice President

BANK OF MONTREAL, as a Committed Purchaser

By: /s/ Masami Hida________________

Name: Masami Hida

Title: Vice President

FAIRWAY FINANCE COMPANY, LLC,

as a Conduit Purchaser

By: /s/ Jill A. Gordon_________________

Name: Jill A. Gordon

Title: Vice President

THE BANK OF NOVA SCOTIA,

as a Managing Agent and a Committed Purchaser

By: /s/ Norman Last________________

Name: Norman Last

Title: Managing Director

LIBERTY STREET FUNDING CORP.,
as a Conduit Purchaser

By: /s/ Tony Wong__________________

Name: Tony Wong

Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., New York Branch, as a Managing Agent

By: /s/ Aditya Reddy_______________

Name: Aditya Reddy

Title: VP

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., New York Branch, as a Committed Purchaser

By: /s/ Linda Tam_____________________

Name: Linda Tam

Title: Authorized Signatory

VICTORY RECEIVABLES CORPORATION,

as a Conduit Purchaser

By: /s/ R. Douglas Donaldson___________

Name: R. Douglas Donaldson

Title: Treasurer